Renewed, Reliable and Resilient Second-Quarter 2024 Financial Results August 1, 2024

2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: uncertainties associated with the current and future economic environment, including economic growth rates, labor market conditions, inflation, supply chain delays, increased expenses, volatile capital markets, or other unpredictable effects; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer, and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments, and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; the ability of APS to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition, and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery, including as a result of delays in the development and application of new technologies; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and our ability to access capital markets when required; environmental, economic, and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facilities and system conditions and operating costs; our ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant landowners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in the most recent Pinnacle West/APS Form 10-K along with other public filings with the Securities and Exchange Commission, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. Forward Looking Statements

Operating Revenue less Fuel and Purchased Power 2022 GRC impacts $ 0.45 Weather $ 0.29 Sales/Usage $ 0.24 LFCR/2019 GRC appeal outcome $ 0.06 RES/DSM/EIS $ 0.04 Transmission $ (0.05) 2Q 2023 2Q 2024 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see slide 21 for more information. 2 All other includes other taxes, other, net and share dilution. 3 Income taxes are positively impacted this quarter due to the timing of when permanent tax items and credits are recognized through the effective tax rate. Operating Revenue less Fuel and Purchased Power1 O&M1 D&A Pension & OPEB non- service credits, net Interest, net AFUDC All other2 Income taxes3 3 Second-Quarter results impacted by new rates and record June heat

2024 EPS guidance

Key Factors and Assumptions (as of August 1, 2024)	2024
Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT)[1] • Retail customer growth of 1.5%-2.5% • Weather-normalized retail electricity sales growth of 2.0%-4.0% • Includes 2.5%-3.5% contribution to sales growth of new large manufacturing facilities and several large data centers • Assumes normal weather	$2.93 – $3.00 billion
Adjusted operating and maintenance expense (O&M x/RES,DSM,CCT)[1]	$940 – $960 million
Other operating expenses (depreciation and amortization, and taxes other than income taxes)	$1.09 – $1.11 billion
Other income (pension and other post-retirement non-service credits, other income and other expense)	$58 – $64 million
Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$96 million)	$320 – $340 million
Net income attributable to noncontrolling interests	$17 million
Effective tax rate	13.75% – 14.25%
Average diluted common shares outstanding	114.9 million
EPS Guidance	**$4.60 – $4.80**



[1] Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. For reconciliation, see slide 21.

PINNACLE WEST
CAPITAL CORPORATION

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2024 EPS guidance of $4.60-$4.80 key drivers1  New rates in effect March 8, 2024  Depreciation, amortization and property taxes due to higher plant in service  Retail customer growth of 1.5%-2.5%  2024 normal weather  Weather-normalized retail electricity sales growth of 2.0%-4.0% (includes 2.5%- 3.5% from large C&I)  Financing costs  LFCR & 2019 GRC appeal outcome  Operations and maintenance  BCE sale Long-term guidance and key drivers • Long-term EPS growth target of 5%-7% off 2024 midpoint • Retail customer growth of 1.5%-2.5% • Weather-normalized retail electricity sales growth of 4%-6% (includes 3%-5% from large C&I customers) 0.8% 4.2% 2.4% 1.5% 2.0%-4.0% 0% 1% 2% 3% 4% 5% 6% '20 '21 '22 '23 '24E Total Sales Growth 5 1 Arrows represent expected comparative year-over-year impact of each driver on earnings. Key drivers & assumptions for 2024 EPS guidance 1 Long-term EPS growth target based on the Company’s current weather normalized compound annual growth rate projections from 2024-2028. 2 Forecasted guidance range through 2026.

$6.85B $7.80B 2022-2025E 2023-2026E CapEx Profile $233 $285 $280 $385 $572 $565 $550 $590 $361 $340 $415 $420 $634 $760 $755 $655 2023 2024E 2025E 2026E APS Total 2024-2026 $6.0B Generation Transmission Distribution Other $1.80B $1.95B $2.00B $2.05B Source: 2024-2026 as disclosed in the Second Quarter 2024 Form 10-Q One year ago Today 6 Capital plan to support reliability and continued growth within our service territory

Current Approved Rate Base and Test Year Detail End-of-Year Rate Base and Growth Guidance ACC FERC Rate Effective Date 03/08/2024 06/01/2024 Test Year Ended 6/30/20221 12/31/2023 Equity Layer 51.93% 49.64% Allowed ROE 9.55% 10.75% Rate Base $10.36B2 $2.1B $9.92 $13.5 $2.01 $2.6 2022 2023 2024 2025 2026 ACC FERC 7 Rate base $ in billions, rounded Projected 1 Derived from APS annual update of formula transmission service rates. 2 Represents unadjusted ACC jurisdictional rate base consistent with regulatory filings. 1 Adjusted to include post-test year plant in service through 06/30/2023. 2 Rate Base excludes $215M approved through Joint Resolution in Case No. E-01345A-19-0236. Generation spend through System Reliability Benefit Surcharge and transmission spend will total ~35% of tracked capital from 2024-2026 and help reduce regulatory lag Rate Base growing within our service territory

$886 $865-$875 $127 $125-$135 $46 $75-$85 2023 2024 O&M Guidance (millions) Planned Outages RES/DSM Core O&M 8 Operations & Maintenance Guidance • Reduced year-over-year core O&M excluding planned outages • Final planned major outage in Q4 2024 at Four Corners Unit 5 • Unit 4 final planned major outage in 2025 • Lean culture and declining O&M per MWh goal We are focused on cost control and customer affordability

Optimized financing plan to support balanced capital structure

2024-2026 Financing Plan


Approx.
$3B
Cash from Operations[1]
$1.7B-$1.9B
APS Debt[2]
$200M-400M
PNW Debt[2]
~$750M
PNW Equity
Approx.
$400M
Future PNW Capital
Approx.
$6B
Total Capital Investment

[1] Cash from operations is net of shareholder dividends.
[2] APS and PNW debt issuance is net of maturities.

Funding Strategy

- Successfully raised ~$750 million of external equity in a forward sale to support balanced APS capital structure and expanded, accretive investment
- Enhanced CapEx plan will require future financing matched to spend profile through 2026 (~40% of incremental CapEx in plan)
- Tools available for future PNW capital need include ATM and alternatives (e.g., hybrid securities)

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Balance Sheet Targets • Solid investment-grade credit ratings • APS equity layer >50% • PNW FFO/Debt range of 14%-16% Corporate Ratings Senior Unsecured Ratings Short-Term Ratings Outlook APS Moody’s Baa1 Baa1 P-2 Stable S&P BBB+ BBB+ A-2 Stable Fitch BBB+ A- F2 Stable Pinnacle West Moody’s Baa2 Baa2 P-2 Stable S&P BBB+ BBB A-2 Stable Fitch BBB BBB F3 Stable 10 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of July 23, 2024. We are focused on maintaining healthy credit ratings to support affordable growth1

$0 $200 $400 $600 $800 $1,000 $1,200 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 APS Fixed APS Floating PNW Fixed PNW Floating($millions) As of June 30, 2024 11 Debt maturity profile shows well managed and stable financing plan

Appendix

Progress Pathway 2005 2019 2030 2050 Since 2020, have contracted over 5,000 MW of clean energy and storage to be in service for APS customers by end of 2025 Issued 2023 All-Source RFP for approximately 1,000 MW of reliable capacity, including at least 700 MW of renewable resources Successfully received approval of the System Reliability Benefit Surcharge that will expand our capacity to self-build generation to meet customer need with reduced lag 24% 50% 65% 100% 13 We are making progress towards our Clean Energy Commitment

14 • Projects that compete on cost and reliability from All-Source Request for Proposals • Determines prudency of new generation between general rate cases • Included in rates approximately 180 days after in service with Commission approval • Recovery at prevailing WACC less 100bps until future rate case • Traditional AFUDC treatment until asset is in service System Reliability Benefit Surcharge Key Features Continued Progress on Potential SRB Opportunities Proposed Project MWs Est. In-Service Status Agave BESS (Phase I) 150 2026 Contracted Sundance Expansion 90 2026 Contracted Ironwood Solar 168 2026 Contracted Redhawk Expansion 397 2028 Negotiating SRB will expand our capacity to self build generation to meet customer need with reduced lag

2.1% 2.3% 2.4% 2.2% 2.1% 1.5%-2.5% 0% 1% 2% 3% 2019 2020 2021 2022 2023 2024E Residential Customer Growth1 APS Residential Growth Natn'l Avg.-Residential 15 • Maricopa County ranked #1 for economic development by Site Selection magazine • In 2023, Maricopa County was the fourth fastest-growing county in the nation • Phoenix housing is affordable compared to major cities in the region • Phoenix is ranked #1 out of 15 top growth markets for manufacturing by Newmark Group, a global real estate firm • Maricopa County leads the nation in attracting talent according to Lightcast, a global leader in labor market analytics Arizona economy continues to be robust and attractive 1 National average from 2023 Itron Annual Energy Survey Report. Arizona continues to be an attractive service territory with strong customer growth

Source: Arizona Commerce Authority 16 Arizona’s commercial and industrial growth is diverse

0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2021 Applications 2022 Applications 2023 Applications 2024 Applications 169 200 216 60 2021 2022 2023 2024 1 Monthly data equals applications received minus cancelled applications. As of June 30, 2024, approximately 180,649 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 1,608 MWdc of installed capacity. Excludes APS Solar Partner Program, APS Solar Communities, and Flagstaff Community Partnership Program. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Residential DG (MWdc) Annual Additions 17 Residential PV Applications

$15 $9 $16 $15 $17 $14 $18 $21 $20 $12 $16 $19 $0 $5 $10 $15 $20 $25 $30 $35 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management 2023 $127 Million 2024 $67 Million 1Renewable Energy and Demand Side Management expenses are substantially offset by adjustment mechanisms. Numbers may not foot due to rounding. ($ in millions pretax) 18 Renewable Energy & Demand Side Management expenses1

($1) $35 Q1 Q2 Q3 Q4 Variances vs. Normal All periods recalculated to current 10-year rolling average (2013 – 2022). Numbers may not foot due to rounding. ($ in millions pretax) 2024 Total Weather Impact: $33 Million 19 2024 gross margin effects of weather

Q2 Plant Unit Actual Duration in Days West Phoenix CC5 47 Palo Verde 3 37 Q1 Plant Unit Actual Duration in Days Redhawk CC1 66 West Phoenix CC5 71 Q4 Plant Unit Estimated Duration in Days Palo Verde 2 36 Four Corners 5 66 Coal, Nuclear and Large Gas Planned Outages 20 2024 Planned Outage Schedule

2023 Actuals4 2024 Guidance4 Operating revenues1 $4.70 billion $4.92 - $5.02 billion Fuel and purchased power expenses1 $1.79 billion $1.85 - $1.89 billion Gross Margin $2.90 billion $3.06 - $3.13 billion Adjustments: Renewable energy and demand side management programs2 $129 million $125 - $135 million Adjusted gross margin $2.77 billion $2.93 - $3.00 billion Operations and maintenance1,3 $1.06 billion $1.07 - $1.09 billion Adjustments: Renewable energy and demand side management programs2 $127 million $125 - $135 million Adjusted operations and maintenance $932 million $940 - $960 million 21 1Line items from Consolidated Statements of Income. 2Includes $3.3M for CCT (Coal Community Transition) in 2023 and $3.3M in 2024 which is recovered through REAC (Renewable Energy Adjustment Charge). 3O&M per MWh was $35/MWh in 2023. 4Numbers may not foot due to rounding. Non-GAAP Measure Reconciliation

Case/Docket # Q1 Q2 Q3 Q4 2022 Rate Case: E-01345A-22-0144: Rates effective March 8 Rate Case Limited Rehearing Direct Testimony Due Sep. 20 Rate Case Limited Rehearing Rebuttal Testimony Due Oct. 18 Rate Case Limited Rehearing Begins Nov. 5 Power Supply Adjustor (PSA) E-01345A-22-0014: 2024 PSA rate (no change from 2023) PSA application to be filed Nov. 27 Transmission Cost Adjustor E-01345A-22-0014: Filed May 15; effective June 1 Lost Fixed Cost Recovery E-01345A-23-0228: 2023 LFCR effective May 1 2024 LFCR filed July 31 2024 LFCR effective date Nov. 1 (if approved) Resource Planning and Procurement: E-99999A-22-0046 ACC IRP Workshop July 31 Anticipated 2023 IRP acknowledgment 2024 RES Implementation Plan E-01345A-23-0193: 2024 REAC-1 effective (if approved) 2025 RES Plan filed July 1 Resource Comparison Proxy E-01345A-24-0095: Updated RCP Calculation filed May 1 Effective Sep. 1 (if approved) Test Year Rules (Regulatory Lag) AU-00000A-23-0012: Workshop held March 19th Workshop scheduled for Oct. 3 2024 Financing Application E-01345A-24-0089: Equity infusion and Long-term debt application filed April 19 Redhawk Power Plant Expansion Project E-01345A-24-0156: Redhawk CEC Hearing Begins Aug. 19 22 2024 Key Regulatory Dates

23 Wildfire Mitigation Vegetation management Asset inspection Monitoring and awareness Operational mitigations • Comprehensive right- of-way clearance & maintained cycles • Defensible space around poles • Hazard tree program (outside right-of-way) • Enhanced line patrols • Technology deployments • Drone use • Infra-red scans • Non-reclosing strategy • Public outreach program • Red Flag Warning protocols • Public Safety Power Shutoff • Dedicated team of meteorologists • Cameras and weather stations • Federal & state agency partnerships Grid hardening investments • Ongoing distribution system upgrades • High-risk area fire standards • Mesh pole wrapping • Non-expulsion fuses • Steel poles (if truck accessible) Internal: 12-person fire mitigation department engages across entire APS organization to plan and implement initiatives External: Member of 19 fire mitigation industry associations Independent third-party reviews of APS wildfire mitigation plan Our wildfire preparedness and mitigation strategy is comprehensive and multi-faceted:

Consolidated Statistics

	3 Months Ended June 30, 2024	3 Months Ended June 30, 2023	Incr (Decr)	6 Months Ended June 30, 2024	6 Months Ended June 30, 2023	Incr (Decr)
ELECTRIC OPERATING REVENUES (Dollars in Millions)						
Retail						
Residential	$ 658	$ 542	$ 116	$ 1,091	$ 952	$ 139
Business	610	517	93	1,071	923	149
Total Retail	1,268	1,059	209	2,162	1,875	287
Sales for Resale (Wholesale)	10	27	(17)	37	123	(86)
Transmission for Others	28	33	(6)	55	65	(10)
Other Miscellaneous Services	3	2	1	6	4	2
Total Operating Revenues	$ 1,309	$ 1,122	$ 187	$ 2,261	$ 2,067	$ 194
ELECTRIC SALES (GWH)						
Retail						
Residential	3,805	3,384	421	6,572	6,252	320
Business	4,536	4,028	508	8,346	7,481	865
Total Retail Sales	8,342	7,413	929	14,918	13,733	1,185
Sales for Resale (Wholesale)	1,587	955	632	2,487	2,001	486
Total Electric Sales	9,929	8,368	1,561	17,405	15,734	1,671
RETAIL SALES (GWH) - WEATHER NORMALIZED						
Residential	3,539	3,529	10	6,301	6,274	28
Business	4,478	4,072	406	8,308	7,555	753
Total Retail Sales	8,017	7,601	416	14,609	13,828	781
Retail sales (GWH) (% over prior year)	5.5%	0.1%		5.6%	1.7%	
AVERAGE ELECTRIC CUSTOMERS						
Retail Customers						
Residential	1,250,437	1,222,319	28,118	1,248,639	1,222,612	26,027
Business	143,611	142,438	1,173	143,644	142,431	1,213
Total Retail	1,394,048	1,364,757	29,291	1,392,283	1,365,044	27,239
Wholesale Customers	60	54	6	59	56	3
Total Customers	1,394,109	1,364,812	29,297	1,392,342	1,365,100	27,242
Total Customer Growth (% over prior year)	2.1%	2.0%		2.0%	2.0%	
RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
Residential	2,830	2,887	(57)	5,046	5,131	(85)
Business	31,182	28,586	2,595	57,836	53,040	4,796

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CAPITAL CORPORATION

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25 Consolidated Statistics 3 Months Ended June 30, 6 Months Ended June 30, 2024 2023 Incr (Decr) 2024 2023 Incr (Decr) ENERGY SOURCES (GWH) Generation Production Nuclear 2,192 1,991 202 4,741 4,497 244 Coal 1,502 1,130 372 3,491 3,198 293 Gas, Oil and Other 1,960 2,044 (84) 3,370 3,829 (459) Renewables 354 153 201 584 245 339 Total Generation Production 6,007 5,317 691 12,187 11,769 417 Purchased Power Conventional 1,818 1,960 (142) 2,439 2,528 (89) Resales 258 384 (126) 263 438 (175) Renewables 1,215 797 418 2,039 1,415 624 Total Purchased Power 3,291 3,141 149 4,741 4,381 360 Total Energy Sources 9,298 8,458 840 16,927 16,150 777 POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 88% 80% 8% 95% 90% 4% Coal 51% 38% 13% 59% 54% 5% Gas, Oil and Other 25% 26% (1)% 21% 24% (3)% Solar 43% 31% 13% 36% 25% 11% System Average 42% 38% 4% 43% 43% 0% 3 Months Ended June 30, 6 Months Ended June 30, 2024 2023 Incr (Decr) 2024 2023 Incr (Decr) WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days 648 424 224 648 424 224 Heating Degree-Days 20 17 3 496 700 (204) Average Humidity 17% 17% 0% 17% 17% 0% 10-Year Averages (2013 - 2022) Cooling Degree-Days 525 525 - 525 525 - Heating Degree-Days 2 2 - 440 440 - Average Humidity 17% 17% - 17% 17% -